EXECUTION VERSION

MGP Ingredients, Inc.
Shareholders’ Agreement
THIS SHAREHOLDERS’ AGREEMENT (this “Agreement”) is made as of April 1, 2021, by and among MGP Ingredients, Inc., a Kansas corporation (the “Company”), the shareholders of the Company set forth on Schedule A attached hereto (collectively, the “Shareholders”) and the shareholders of the Company set forth on Schedule B attached hereto (collectively, the “Seaberg/Cray Shareholders”). The number of shares of the Company’s common stock, no par value (the “Common Stock”), Beneficially Owned by each Shareholder as of the date of this Agreement is set forth on Schedule A hereto.
AGREEMENT
WHEREAS, pursuant to an Agreement and Plan of Merger (the “Merger Agreement”) dated as of January 22, 2021, London HoldCo, Inc., a Delaware corporation (“HoldCo”), have merged (the “Merger”) with and into the Company with the Company as the surviving entity in the Merger.
WHEREAS, as of date of this Agreement, the Shareholders collectively Beneficially Own 5,007,828 shares of Common Stock, comprising twenty-two and eight tenths percent (22.8%) of the Outstanding Share Amount (as defined below);
WHEREAS, the parties hereto wish to enter into this Agreement for the purposes of regulating the business, affairs and management of the Company as from the date hereof;
NOW THEREFORE, in consideration of the mutual promises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby expressly acknowledged, the parties hereto agree as follows:
1.Certain Definitions.
In this Agreement:
“Articles of Incorporation” shall mean the Company’s articles of incorporation as filed with the Secretary of State of the State of Kansas, as amended from time to time.
“Beneficially Own” and “Beneficial Owner” shall have the meaning assigned to such terms under Rule 13d-3 under the Securities Exchange Act of 1934, as amended.
“Lux Family Members” shall mean (i) Donn S. Lux, Caroline L. Kaplan, Catherine N. Lux and Paul S. Lux; (ii) each of their spouses, parents and descendants (including adoptive relationships and stepchildren), and (iv) the spouses of each such natural persons.
“Outstanding Share Amount” shall mean the aggregate number of shares of Common Stock issued and outstanding as of a given date of determination, which number shall not include any options or convertible securities convertible into shares of Common Stock.

“Related Party Transferee” means, with respect to any Shareholder, (i) any Lux Family Member, (ii) a trust under which the distribution of shares of Common Stock may be made only to a Lux Family Member, (iii) a charitable remainder trust, the income from which will be paid to a Lux Family Member during his or her life; provided that any Common Stock owned by such charitable remainder trust will cease to be subject to this Agreement upon the death of such Lux Family Member, (iv) a corporation, partnership, or limited liability company, the stockholders, partners, or members of which are only Lux Family Members, or (v) by will or by the laws of intestate succession, to a Lux Family Member.
2.Board Nomination Rights.
(a)For so long as the Shareholders collectively continue to Beneficially Own (but specifically excluding any shares Beneficially Owned by the Seaberg/Cray Shareholders), directly or indirectly, (i) issued and outstanding shares of Common Stock comprising at least fifteen percent (15%) of the Outstanding Share Amount, the Shareholders collectively shall be entitled to nominate two (2) Directors (with each such Director referred to as a “London Director” and collectively, as the “London Directors”) to serve as Group A directors under the Articles of Incorporation (“Group A Directors”) on the Board of Directors of the Company (the “Board”), and (ii) issued and outstanding shares of Common Stock comprising less than fifteen percent (15%) but at least ten percent (10%) of the Outstanding Share Amount (the “Minimum Shares”), the Shareholders collectively shall be entitled to nominate one (1) London Director to serve as a Group A Director on the Board; provided, however, that any nominee (i) shall qualify as an Independent Director as defined in Rule 5605(a)(2) of the Nasdaq Stock Market (but excluding the requirements of Rule 5605(c)(2) related to audit committee members); provided, however, that Donn S. Lux shall not be required to be an Independent Director; (ii) shall not be involved in any event that would require disclosure under Item 401(f) of Regulation S-K; and (iii) shall not be subject to a “Bad Actor” disqualification under Rule 506(d) promulgated under the Securities Act of 1933, as amended. With respect to the London Director(s) contemplated in this Section 2(a), the Company shall (x) include, and shall use its best efforts to cause the Board or the Nominating and Governance Committee to nominate and include (which shall be deemed a nomination “at the direction of the Board of Directors” pursuant to Section 2.4(a) of the Company’s bylaws), the London Director(s) in the slate of nominees recommended to the shareholders of the Company in the Company’s proxy statement and on its proxy card for election as a director at any annual or special meeting of the shareholders of the Company at which Group A Directors may be nominated, and (y) use commercially reasonable efforts, in the event of a proxy contest, a negative vote recommendation against a London Director by a proxy advisory firm, or, in the judgment of a London Director, other indications of opposition to the election of such Director, upon the request of a London Director, to actively solicit the Company’s shareholders to elect the London Director(s) to the Board. Without limiting the generality of the foregoing, the Company shall use best efforts to provide that, with respect to any slate of nominees recommended to the shareholders of the Company in the Company’s proxy statement and on its proxy card on which a London Director is to appear, that such slate of nominees be limited to the number of vacancies on the Board.

(b)Initially, and in furtherance of Section 2(a), the Company shall cause Donn S. Lux and Tom Gerke to be nominated for election to the Board at its 2021 annual meeting or, if such annual meeting is not to be held within one hundred twenty (120) days of the closing of the transactions contemplated by the Merger Agreement, shall use best efforts to call a special meeting of the Company’s shareholders for the purpose of electing Group A Directors within such one hundred twenty (120) day period (the “2021 Stockholder Meeting”).
(c)Until the 2021 Stockholder Meeting, Company shall permit Donn S. Lux to attend all meetings of the Board and all committees thereof in a non-voting, observer capacity and, in this respect, shall give Donn S. Lux copies of all notices, minutes, consents, and other materials that it provides to members of the Board or such committees at the same time and in the same manner as provided to the members of the Board or such committees; provided, however, that the Company reserves the right to withhold any information, and to exclude Donn S. Lux from any meeting or portion thereof, if and to the extent the Board determines reasonably and in good faith that withholding access to such information or excluding Donn S. Lux from attendance at such meeting is reasonably required (i) in order to preserve the attorney-client privilege between the Company and its counsel, (ii) if Donn S. Lux has a conflict of interest with respect to such information, or (iii) in order to protect the Company’s trade secrets or other confidential information that is reasonably determined to be competitively sensitive vis-à-vis Investor or any of its affiliates; provided, however, that if the Company is party to an agreement with a third party governing the confidentiality of such third party’s information which agreement restricts disclosure by the Company hereunder, the Company shall not be required to disclose the confidential information of such third party; provided, further, however, that this provision is in addition to, and shall not limit or restrict, any rights to books, records or other information which Donn S. Lux and the Shareholders may otherwise have under the Kansas General Corporation Code. For so long as Donn S. Lux is permitted to attend meetings of the Board and all committees thereof, pursuant to this Section 2(c), Donn S. Lux shall be required to preserve the confidentiality of, and not disclose, any non-public information of the Company or any of its subsidiaries, including discussions or matters considered in meetings of the Board or any committees thereof, to any third party.
(d)From time to time, upon written request from the Company, the Shareholders shall provide evidence reasonably satisfactory to the Company as to the number of shares of Common Stock Beneficially Owned by the Shareholders.
(e)Each London Director shall be entitled to the same rights, capacities, entitlements, compensation, indemnification and insurance in connection with his or her role as a director as other non-management members of the Board, and shall be entitled to reimbursement for all reasonable documented, out-of-pocket expenses incurred in attending meetings of the Board or any committees thereof, to the same extent as other non-management members of the Board.
(f)In addition, each London Director shall be entitled to coverage under the Company’s directors’ and officers’ liability insurance with the same coverage as, and containing terms and conditions no less favorable than, those available to the other members of the Board;

which coverage shall be effective upon his or her appointment to the Board and, for the avoidance of doubt, which shall continue in accordance with its terms notwithstanding the termination of this Agreement.
(g)Each London Director shall be entitled to serve on each standing committee of the Board, and the Company shall use its best efforts to cause the Board to nominate such London Director to serve on each such committee; provided, however, that, notwithstanding the foregoing, a London Director shall not be entitled to serve on a given committee of the Board if, as determined in good faith by a majority of the Board (based upon the advice of outside legal counsel), service on such committee would violate the charter of such committee or any applicable laws, rules, regulations or listing standards (including any applicable independence requirements). For the avoidance of doubt, Donn S. Lux shall not be entitled to serve on the Audit Committee of the Company so long as he, together with his affiliates, or any group (within the meaning of Rule 13d-5(b) under the Securities Exchange Act of 1934) of which he is a member, Beneficially Own shares of Common Stock equal to 10% or more of the Outstanding Share Amount.
(h)The Company and the Board shall ensure, to the extent lawful and permitted by applicable listing standards, at all times that the Articles of Incorporation, bylaws and corporate governance policies and guidelines of the Company are not at any time inconsistent with this Section 2.
(i)The Shareholders acknowledge and agree that all directors on the Board (including the London Directors) shall be subject to, and act in accordance with, the Company’s Code of Conduct, Corporate Governance Guidelines, and insider trading policies and the current listing and corporate governance requirements of the Nasdaq Stock Market applicable to the Company.
(j)For so long as the Shareholders have nominating rights as contemplated by Section 2(a), the Board shall continue to have nine (9) members, as set out in the Company’s Articles of Incorporation.
(k)Each of the Seaberg/Cray Shareholders shall vote in favor of the election of the London Director(s) to the Board (i) the shares of Common Stock owned of record by such Seaberg/Cray Shareholder and (ii) any shares of Common Stock Beneficially Owned by such Seaberg/Cray Shareholder over which such Seaberg/Cray Shareholder has sole voting control. With respect to shares of Common Stock Beneficially Owned by such Seaberg/Cray Shareholder over which such Seaberg/Cray Shareholder shares voting control, such Seaberg/Cray Shareholder shall vote in favor of exercising such shared Beneficial Ownership in favor of the election of the London Director(s) to the Board. Each Seaberg/Cray Shareholder represents and warrants to the Shareholders that, as of the date of this Agreement, such Seaberg/Cray Shareholder holds of record and has Beneficial Ownership of the number of shares of Common Stock set forth on Exhibit B.
3.Representations of the Parties.

(a)The Company hereby represents and warrants that this Agreement and the performance by the Company of its obligations hereunder (i) have been duly authorized, executed and delivered by it, and are valid and binding obligations of the Company, enforceable against the Company in accordance with its terms and (ii) do not and will not violate any law, any order of any court of competent jurisdiction or other agency of the government, the Articles of Incorporation or bylaws of the Company, or any provision of any indenture, agreement or other instrument to which the Company or any of its properties or assets is bound, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument, or result in the creation or imposition of, or give rise to, any lien, charge, restriction, claim, encumbrance or adverse penalty of any nature whatsoever pursuant to any such indenture, agreement or other instrument.
(b)Each Seaberg/Cray Shareholder and each Shareholder hereby represents and warrants that this Agreement and the performance by such shareholder of his, her or its obligations hereunder (i) have been duly authorized, executed and delivered by him, her or it, and are valid and binding obligations of such shareholder, enforceable against such shareholder in accordance with its terms and (ii) do not and will not violate any law, any order of any court of competent jurisdiction or other agency of the government, or any provision of any agreement or other instrument to which such shareholder or any of its properties or assets is bound, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such agreement or other instrument, or result in the creation or imposition of, or give rise to, any lien, charge, restriction, claim, encumbrance or adverse penalty of any nature whatsoever pursuant to any such agreement or other instrument.
4.Additional Shares. In the event that subsequent to the date of this Agreement any shares or other securities are issued on, or in exchange for, any shares of Common Stock by reason of any stock dividend, stock split, consolidation of shares, reclassification or consolidation involving the Company, such shares or securities shall be deemed to be shares of Common Stock for all purposes of this Agreement.
5.Termination. This Agreement shall terminate on the date the number of shares of Common Stock Beneficially Owned (but specifically excluding any shares Beneficially Owned by the Seaberg/Cray Shareholders) by the Shareholders (or their Related Party Transferees), in the aggregate, is less than the number of Minimum Shares.
6.[Reserved.]
7.Miscellaneous.
(a)Notices. All notices, requests, demands, consents, instructions or other communications required or permitted hereunder shall be in writing and e-mailed, mailed, or delivered to each party as follows: (x) if to a Shareholder or a Seaberg/Cray Shareholder, at the address set forth on the signature pages hereto, or at such other address or e-mail address as such Shareholder or Seaberg/Cray Shareholder shall have furnished to the parties hereto in writing with copies to (in the event of any communication to a Shareholder) Bryan Cave Leighton Paisner LLP at the address set forth in the Merger Agreement, or (y) if to the Company, at the

address set forth on the signature pages hereto, or at such other address or e-mail address as the Company shall have furnished to the Shareholders or Seaberg/Cray Shareholders in writing. All such notices and communications will be deemed effectively given the earlier of (i) when received, (ii) when delivered personally, (iii) one business day after being delivered by e-mail (with receipt of appropriate confirmation), (iv) one business day after being deposited with an overnight courier service of recognized standing or five days after being deposited in the mail, first class with postage prepaid. With respect to any notice given by the Company under any provision of any applicable laws or the Company’s Articles of Incorporation, each Shareholder or Seaberg/Cray Shareholder agrees that such notice may be given by electronic mail. Any party from time to time may change its address, email address or other information for the purpose of notices to that party by giving notice specifying such change to the other parties hereto.
(b)Successors and Assigns. Neither this Agreement nor any of the rights, interests or obligations under this Agreement may be assigned by any Party, other than by the Shareholders to a Related Party Transferee that expressly agrees in writing to be bound by the terms and provision of this Agreement.
(c)Governing Law. All matters relating to the interpretation, construction, validity and enforcement of this Agreement, including all claims (whether in contract or tort) that may be based upon, arise out of or relate to this Agreement or the negotiation, execution or performance of this Agreement, shall be governed by and construed in accordance with the laws of the State of Kansas without giving effect to any choice or conflict of law provision or rule (whether of the State of Kansas or any other jurisdiction) that would cause the application of laws of any jurisdiction other than the State of Kansas.
(d)Jurisdiction and Venue; Prevailing Parties. Any cause of action relating to, arising out of, or based upon this Agreement including, without limitation, any breach hereof (each, a “Proceeding”), shall be brought or otherwise commenced in the state courts of the State of Kansas located in Johnson County, Kansas (and if jurisdiction in the applicable Kansas court shall be unavailable, the federal courts of the U.S. sitting in Kansas), and each Party irrevocably and unconditionally, for itself and its property, hereby submits to the exclusive jurisdiction of such court in connection with any such Proceeding. Each Party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, (a) any objection which it may now or hereafter have to the laying of venue of any such Proceeding in such court and (b) the defense that any Proceeding brought in such court has been brought in an inconvenient forum. Service of process, summons, notice, or other document by mail to such Party’s address set forth herein shall be effective service of process in any such Proceeding brought under this Section.
(e)Waiver of Jury Trial. EACH OF THE PARTIES WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN RESPECT OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION BASED ON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, VERBAL OR WRITTEN STATEMENT OR ACTION OF ANY PARTY, IN EACH CASE WHETHER NOW

EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE. EACH OF THE PARTIES HEREBY AGREES THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT THE PARTIES MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS EVIDENCE OF THE CONSENT OF THE PARTIES TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY. EACH PARTY HEREBY CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF ANY SUCH PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER.
(f)Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. All references in this Agreement to sections, paragraphs and exhibits shall, unless otherwise provided, refer to sections and paragraphs hereof and exhibits attached hereto.
(g)Further Assurances. Each party hereto agrees to execute and deliver, by the proper exercise of its corporate, limited liability company, partnership or other powers, all such other and additional instruments and documents and so all such other acts and things as may be necessary to more fully effectuate this Agreement.
(h)Entire Agreement. This Agreement and the Articles of Incorporation, constitutes the entire agreement between the Parties with respect to the subject matter hereof and supersedes all prior understandings of the Parties.
(i)Amendment. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument referencing this Agreement and signed by (i) the Company, (ii) the Shareholders holding at least the majority of shares of Common Stock Beneficially Owned by the Shareholders and (iii) each Seaberg/Cray Shareholder.
(j)No Waiver. The failure or delay by a party to enforce any provision of this Agreement will not in any way be construed as a waiver of any such provision or prevent that party from thereafter enforcing any other provision of this Agreement. The rights granted parties hereunder are cumulative and will not constitute a waiver of any party’s right to assert any other legal remedy available to it.
(k)Severability. If any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, portions of such provision, or such provision in its entirety, to the extent necessary, shall be severed from this Agreement, and such court will replace such illegal, void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the same economic, business and other purposes of the illegal, void or unenforceable provision. The balance of this Agreement shall be enforceable in accordance with its terms.

(l)Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures transmitted by electronic mail in portable document format (.pdf) or by any other electronic means (including, without limitation, DocuSign and AdobeSign) intended to preserve the original graphic and pictorial appearance of a document shall be deemed originals for purposes of this Agreement. The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code.
(m)No Third-Party Beneficiaries. This Agreement is not intended to, and does not, confer upon any person other than the parties hereto any rights or remedies.
(n)Remedies. In the event of a breach by any party to this Agreement of its obligations under this Agreement, any party injured by such breach, in addition to being entitled to exercise all rights granted by law, including recovery of damages and costs (including reasonable attorneys’ fees), will be entitled to specific performance of its rights under this Agreement. The parties agree that the provisions of this Agreement shall be specifically enforceable, it being agreed by the parties that the remedy at law, including monetary damages, for breach of any such provision will be inadequate compensation for any loss and that any defense in any action for specific performance that a remedy at law would be adequate is waived.
[Remainder of Page Intentionally Blank]

IN WITNESS WHEREOF, the parties have executed this Agreement on the day, month and year first set forth above.
MGP INGREDIENTS, INC.
By:    /s/ David J. Colo
    Name: David J. Colo
    Title: President and Chief Executive Officer
Address: 100 Commercial Street, P.O. Box 130
     Atchison, KS 66002
     Attn: General Counsel
     Email. Legal@mgpingredients.com

[Signature Page to Shareholders’ Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement on the day, month and year first set forth above.
Shareholder

Luxco 2017 Irrevocable Trust:

By: /s/ Donn S. Lux
DONN S. LUX, Investment Trustee of the
LUXCO 2017 IRREVOCABLE TRUST
DATED JUNE 19, 2017

Address: *****************
     *****************

[Signature Page to Shareholders’ Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement on the day, month and year first set forth above.
Shareholder

Lux Children Irrevocable Trust:

By: /s/ Leslie P. Lux
LESLIE P. LUX, Co-Trustee of the LUX CHILDREN IRREVOCABLE TRUST DATED MAY 24, 2012

By: /s/ Donn S. Lux
DONN S. LUX, Co-Trustee of the LUX CHILDREN IRREVOCABLE TRUST DATED MAY 24, 2012

Address: *****************
     *****************

[Signature Page to Shareholders’ Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement on the day, month and year first set forth above.
Shareholder

Ann S. Lux 2005 Irrevocable Trust FBO Donn S. Lux:

By: /s/ Donn S. Lux
DONN S. LUX, Trustee of the ANN S. LUX 2005 IRREVOCABLE TRUST FBO DONN S. LUX DATED SEPTEMBER 16, 2005

Address: *****************
     *****************

[Signature Page to Shareholders’ Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement on the day, month and year first set forth above.
Shareholder

Ann S. Lux 2005 Irrevocable Trust FBO Paul S. Lux:

By: /s/ Donn S. Lux
DONN S. LUX, Family Assets Trustee of the ANN S. LUX 2005 IRREVOCABLE TRUST FBO PAUL S. LUX DATED SEPTEMBER 16, 2005

Address: *****************
     *****************

[Signature Page to Shareholders’ Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement on the day, month and year first set forth above.
Shareholder

Ann S. Lux 2005 Irrevocable Trust FBO Caroline Lux Kaplan:

By: /s/ Donn S. Lux
DONN S. LUX, Trustee of the ANN S. LUX 2005 IRREVOCABLE TRUST FBO CAROLINE LUX KAPLAN DATED SEPTEMBER 16, 2005

Address: *****************
     *****************

[Signature Page to Shareholders’ Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement on the day, month and year first set forth above.
Shareholder

Ann S. Lux 2005 Irrevocable Trust FBO Catherine N. Lux:

By: /s/ Catherine N. Lux
CATHERINE N. LUX, Co-Trustee of the
ANN S. LUX 2005 IRREVOCABLE TRUST FBO CATHERINE N. LUX DATED SEPTEMBER 16, 2005

By: PANDOTREE TRUST COMPANY, LLC, Co-Trustee

    By: /s/ Alyssa M. Rosendahl
Name: Alyssa M. Rosendahl
Title: Trust Officer

Address: 212 S. Main Avenue, Suite 145
     Sioux Falls, South Dakaota 57104

[Signature Page to Shareholders’ Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement on the day, month and year first set forth above.
Shareholder

Andrew Broddon Lux Luxco Irrevocable     Trust:

By: /s/ Paul S. Lux
PAUL S. LUX, Co-Trustee of the ANDREW BRODDON LUX LUXCO IRREVOCABLE TRUST DATED JULY 30, 2012

By: /s/ Michele B. Lux
MICHELE B. LUX, Co-Trustee of the ANDREW BRODDON LUX LUXCO IRREVOCABLE TRUST DATED JULY 30, 2012

By: /s/ Christopher E. Erblich
CHRISTOPHER E. ERBLICH, Co-Trustee of the ANDREW BRODDON LUX LUXCO IRREVOCABLE TRUST DATED JULY 30, 2012

Address: *****************
     *****************

[Signature Page to Shareholders’ Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement on the day, month and year first set forth above.
Shareholder

Philip Donn Lux Luxco Irrevocable Trust:

By: /s/ Paul S. Lux
PAUL S. LUX, Co-Trustee of the PHILIP DONN LUX LUXCO IRREVOCABLE TRUST DATED JULY 30, 2012

By: /s/ Michele B. Lux
MICHELE B. LUX, Co-Trustee of the PHILIP DONN LUX LUXCO IRREVOCABLE TRUST DATED JULY 30, 2012

By: /s/ Christopher E. Erblich
CHRISTOPHER E. ERBLICH, Co-Trustee of the PHILIP DONN LUX LUXCO IRREVOCABLE TRUST DATED JULY 30, 2012

Address: *****************
     *****************

[Signature Page to Shareholders’ Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement on the day, month and year first set forth above.
Shareholder

Caroline L. Kaplan Revocable Trust:

By: /s/ Caroline L. Kaplan
CAROLINE L. KAPLAN, Trustee of the CAROLINE L. KAPLAN REVOCABLE TRUST DATED DECEMBER 16, 2009

Address: *****************
     *****************

[Signature Page to Shareholders’ Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement on the day, month and year first set forth above.
Shareholder

CNL 2013 Irrevocable Trust:

By: /s/ Catherine N. Lux
CATHERINE N. LUX, Co-Trustee of the CNL IRREVOCABLE TRUST DATED APRIL 2, 2013

By: PANDOTREE TRUST COMPANY, LLC, Co-Trustee

    By: /s/ Alyssa M. Rosendahl
Name: Alyssa M. Rosendahl
Title: Trust Officer

Address: *****************
     *****************

[Signature Page to Shareholders’ Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement on the day, month and year first set forth above.
Shareholder

Ann S. Lux 2005 Irrevocable Trust FBO Donn S. Lux QSST LRD:

By: /s/ Donn S. Lux
DONN S. LUX, Trustee of the ANN S. LUX 2005 IRREVOCABLE TRUST FBO DONN S. LUX QSST LRD DATED SEPTEMBER 16, 2005

Address: *****************
     *****************

[Signature Page to Shareholders’ Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement on the day, month and year first set forth above.
Seaberg/Cray Shareholders

/s/ Karen Seaberg
Name: Karen Seaberg

Address: *****************
     *****************

/s/ Lori Mingus
Name: Lori Mingus
Address: *****************
     *****************

[Signature Page to Shareholders’ Agreement]

Schedule A
Shares of Common Stock Beneficially Owned by Each Shareholder

Shareholder	Shares
Luxco 2017 Irrevocable Trust dated June 19, 2017	1,763,286
Ann S. Lux 2005 Irrevocable Trust FBO Donn S. Lux dated September 16, 2005	771,476
Ann S. Lux 2005 Irrevocable Trust FBO Donn S. Lux QSST LRD dated September 16, 2005	152,763
Andrew Broddon Lux Luxco Irrevocable Trust dated July 30, 2012	183,635
Philip Donn Lux Luxco Irrevocable Trust dated July 30, 2012	183,635
Caroline L. Kaplan Revocable Trust dated December 16, 2009	27,724
Ann S. Lux 2005 Irrevocable Trust FBO Caroline Lux Kaplan dated September 16, 2005	623,287
Ann S. Lux 2005 Irrevocable Trust FBO Catherine N. Lux dated September 16, 2005	623,287
CNL 2013 Irrevocable Trust dated April 2, 2013	27,724
Ann S. Lux 2005 Irrevocable Trust FBO Paul S. Lux dated September 16, 2005	623,287
Lux Children Irrevocable Trust dated May 24, 2012	27,724
Total	5,007,828

Schedule B
Seaberg/Cray Shareholders

Name	Common Stock Held of Record	Common Stock Beneficially Owned*
Karen Seaberg	607	3,249,464
Lori Mingus	1,962	547,028
    * Includes for both Karen Seaberg and Lori Mingus 469,868 shares of Common Stock for which Karen Seaberg and Lori Mingus share beneficial ownership.